UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2020 (March 25, 2020)

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor

New York, New York 10019

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	GNL PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2020 annual meeting of stockholders (the “Annual Meeting”) of Global Net Lease, Inc. (the “Company”) held on March 25, 2020, the Company’s stockholders re-elected, by a plurality of the votes cast at the Annual Meeting, James L. Nelson and Edward M. Weil, Jr. as Class III directors to serve until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualify.

The Company’s stockholders also ratified, by a majority of the votes cast at the Annual Meeting, the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 77,223,675 shares of the Company’s common stock, out of a total number of 89,458,753 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 86.3% of the shares entitled to be voted. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Class III Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
James L. Nelson	44,461,957	10,564,221	315,130	21,882,367
Edward M. Weil, Jr.	40,115,786	14,949,666	275,856	21,882,367

Proposal 2 – Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020:

Votes For	Votes Against	Abstain	Broker Non-Votes
76,583,518	282,699	357,458	*
*	No broker non-votes arose in connection with Proposal No. 2 due to the fact that the matter was considered a routine matter under New York Stock Exchange rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: March 26, 2020	By:	/s/ James L. Nelson
		Name:	James L. Nelson
		Title:	Chief Executive Officer and President